UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)     July 26, 2002
                                          ---------------------------
                            PREVENTION INSURANCE.COM
           ----------------------------------------------------------
              (Exact name of registrant specified in its chapter)

      Nevada                            0-32389                88-0126444
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(State or other jurisdiction         (Commission             (IRS Employer
   of incorporation)                 File Number)            Identification No.)

2770 S. Maryland Pkwy. #416
Las Vegas, NV                                              89109
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(Address of principal executive offices)                  Zip Code

Registrant's telephone number, including area code     (702)  732-2758
                                                   ------------------------

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         (Former name or former address, if changed since last report)

                              GENERAL INSTRUCTIONS

A.  RULE AS TO USE OF FORM 8-K.

Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

B. EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORTS.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On July 5, 2002, the transaction between Registrant and Pacific Western Insurance Services described in Registrant's Form 8-K dated June 17, 2002 was rescinded by mutual agreement of the parties. Accordingly, no financial statements for Pacific Western Insurance Services will be filed by Registrant.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) On July 10, 2002, Registrant determined not to retain Ludlow & Harrison to audit its financial statements for the fiscal year ended April 30, 2002. The reports of Ludlow & Harrison on Registrant's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was any report qualified or modified as to uncertainty, audit scope or accounting principles.

          The determination to replace Ludlow & Harrison as Registrant's certifying accountant was approved by Registrant's Audit Committee.

          During Registrant's two most recent fiscal years and the subsequent period, there were no disagreements with Ludlow & Harrison on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

          (b) On July 10, 2002, Registrant engaged Beadle, McBride & Reeves, LLP, 2285 Renaissance Drive, Suite E, Las Vegas, Nevada 89119, to audit Registrant's financial statements for the fiscal year ended April 30, 2002. At no time prior to such engagement did Registrant, or anyone acting on its behalf, consult with Beadle, McBride & Reeves, LLP on the application of accounting principle to any transaction or the type of audit opinion that might be rendered on Registrant's financial statements, and no written report or oral advice was received by Registrant from Beadle, McBride & Reeves, LLP with respect to any accounting, auditing or financial reporting issue.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (b) Exhibit 16.1 Letter of Ludlow & Harrison on change in certifying accountant.

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This report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREVENTION INSURANCE.COM
                                        ----------------------------------------
                                                    (Registrant)


                                          /s/ Scott Goldsmith
                                        ----------------------------------------
                                           Scott Goldsmith, President
Date

          July 26, 2002
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                                    EXHIBITS


EXHIBIT 16.1 Letter of Ludlow & Harrison on certifying accountant